Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

between

TIDEWATER INC.

and

BANYAN OVERSEAS LIMITED

Dated as of April 22, 2022

TABLE OF CONTENTS

i

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of April 22, 2022 (this “Agreement”), between Tidewater Inc., a Delaware corporation (the “Company”), and Banyan Overseas Limited, a limited company organized under the Laws of Bermuda (“Seller”).

WHEREAS, the Company and Seller are parties to a Share Purchase Agreement, dated as of March 9, 2022 (the “Purchase Agreement”), by and among the Company, Seller and Swire Pacific Offshore Holdings Limited, a limited company organized under the Laws of Bermuda (“Target”), pursuant to which Seller is selling to the Company, and the Company is purchasing from Seller, 100% of the issued and outstanding shares in the share capital of Target (the “Sale”);

WHEREAS, in accordance with Section 2.1 of the Purchase Agreement, as partial consideration for and at the closing of the Sale, the Company is delivering the Warrant Consideration (as defined in the Purchase Agreement) to Seller;

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of Seller pursuant to the Purchase Agreement; and

WHEREAS, it is a condition to the obligations of the Company, Seller and Target to complete the Sale under the Purchase Agreement that this Agreement be executed and delivered.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1    Definitions. The terms set forth below are used herein as so defined:

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

“Agreement” has the meaning specified therefor in the introductory paragraph.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Business” means the provision of offshore marine support and transportation services to the global offshore energy industry through the operation fleet, including anchor handling tug supply vessels, platform supply vessels, accommodation barges, seismic vessels and subsea multipurpose vessels as conducted by the Group Companies and the Non-Controlled Companies; provided, however, that Business shall not include the operation of wind turbine installation vessels.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in The City of New York.

“Closing” has the meaning specified in the Purchase Agreement.

“Closing Date” has the meaning specified in the Purchase Agreement.

“Coast Guard Approval” has the meaning specified in the Purchase Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Competitor” means any Person engaged in the Business.

“Current ATM Program” means the arrangement to offer and sell shares of Common Stock pursuant to the ATM Sales Agreement, dated November 16, 2021 and as may be amended from time to time, among the Company, Virtu Americas LLC and DNB Markets, Inc., which offer and sale have been registered under the Securities Act pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-234686), as amended by Post-Effective Amendment No. 1 filed with the Commission on July 13, 2021, which was declared effective by the Commission on July 20, 2021, including the prospectus contained therein, as supplemented by the prospectus supplement dated November 17, 2021.

“Effective Date” means the date of effectiveness of a Shelf Registration Statement filed pursuant to Section 2.1(a).

“Effectiveness Period” has the meaning specified therefor in Section 2.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Filing Date” has the meaning specified therefore in Section 2.1(a).

“Governmental Authority” has the meaning set forth in the Purchase Agreement.

“Holder” means Seller or any owner of Registrable Securities to whom Seller has transferred Registrable Securities and made an assignment of its rights under this Agreement pursuant to Section 2.8.

“Included Registrable Securities” has the meaning specified therefor in Section 2.2(a).

“Law” has the meaning specified in the Purchase Agreement.

“Losses” has the meaning specified therefor in Section 2.7(a).

“Managing Underwriter” means, with respect to any Underwritten Offering, the book running lead manager of such Underwritten Offering.

“NYSE” means the New York Stock Exchange.

“Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, including any Governmental Authority, and including any successor, by merger or otherwise, of any of the foregoing.

“Piggyback Notice” has the meaning specified therefor in Section 2.2(a).

“Piggyback Opt-Out Notice” has the meaning specified therefor in Section 2.2(a).

“Piggyback Registration” has the meaning specified therefor in Section 2.2(a).

“Purchase Agreement” has the meaning specified therefor in the Recitals of this Agreement.

“Related Agreements” has the meaning specified in the Purchase Agreement.

“Registrable Securities” means (a) the Shares and (b) any shares of Common Stock issued or issuable with respect to the Shares by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock. Any Registrable Security will cease to be a Registrable Security at the earliest of the following: (a) when a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in force) under the Securities Act; (c) when such Registrable Security is acquired by the Company or one of its subsidiaries; (d) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities; and (e) as to Registrable Securities beneficially owned by a Holder, the date on which all Registrable Securities beneficially owned by such Holder may be sold in a single sale pursuant to Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act) without limitations on volume or manner of sale or any other restriction or requirement that must be satisfied by such Holder or the Company (other than satisfaction of the customary requirements of the Company’s transfer agent associated with the removal of restrictive legends).

“Registration Expenses” has the meaning specified therefor in Section 2.6(a).

“Resale Opt-Out Notice” has the meaning specified therefor in Section 2.1(b).

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Selected Court” has the meaning specified therefor in Section 3.7.

“Seller” has the meaning specified in the introductory paragraph of this Agreement.

“Selling Expenses” has the meaning specified therefor in Section 2.6(a).

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.

“Shares” means the shares of Common Stock issued or issuable upon exercise of a Warrant constituting a part of the Warrant Consideration.

“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).

“Transfer” has the meaning specified therefor in Section 2.9(a).

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks. For the avoidance of doubt, any offering or sale of Common Stock by the Company pursuant to an “at-the-market” offering as defined in Rule 415(a)(4) of the Securities Act shall not be considered an Underwritten Offering hereunder.

“Warrant” means a Buyer Warrant, as such term is defined in the Purchase Agreement.

“Warrant Agreement” has the meaning specified in the Purchase Agreement.

“WKSI” means a well-known seasoned issuer (as defined in the rules and regulations of the Commission).

ARTICLE II
REGISTRATION RIGHTS

Section 2.1    Shelf Registration and Underwritten Offerings.

(a)    Shelf Registration. As soon as practicable following the Closing, but in no event more than one (1) Business day following the Closing Date, the Company shall use its commercially reasonable efforts to prepare and file a Shelf Registration Statement under the Securities Act covering the Registrable Securities. The Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as promptly as practicable after the date of filing of such Shelf Registration Statement (the “Filing Date”). Such Shelf Registration Statement shall entitle Holder to sell Registrable Securities at least equal to the number of shares of Common Stock sold short by such Holder and to sell short Registrable Securities, and shall permit, in its plan of distribution, short sales of Registrable Securities. The Company will use its commercially reasonable efforts to cause such Shelf Registration Statement filed pursuant to this Section 2.1(a) to be continuously effective under the Securities Act until the earliest of (i) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Shelf Registration Statement, (ii) there are no longer any Registrable Securities outstanding or (iii) three years from the Effective Date (the “Effectiveness Period”). A Shelf Registration Statement filed pursuant to this Section 2.1(a) shall be on such appropriate registration form of the Commission as shall be selected by the Company; provided, however, that if the Company is a WKSI at the time a Shelf Registration Statement is required to be filed hereunder, such Shelf Registration Statement shall be filed as an Automatic Shelf Registration Statement (or a prospectus supplement filed pursuant to an existing Automatic Shelf Registration Statement). A Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and, in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made). Immediately following the date that a Shelf Registration Statement filed pursuant to this Section 2.1(a) becomes effective, but in any event within two Business Days of such date, the Company shall provide the Holders with written notice of the effectiveness of a Shelf Registration Statement; provided that no such notice shall be required if such Shelf Registration Statement is an Automatic Shelf Registration Statement.

(b)    Resale Registration Opt-Out. Any Holder may deliver advance written notice (a “Resale Opt-Out Notice”) to the Company requesting that such Holder not be included in a Shelf Registration Statement filed pursuant to Section 2.1(a). Following receipt of a Resale Opt-Out Notice from a Holder, the Company shall not be required to include the Registrable Securities of such Holder in such Shelf Registration Statement.

(c)    Underwritten Offerings: Shelf Takedowns. At any time the Company has an effective Shelf Registration Statement with respect to the Registrable Securities held by Seller or an Affiliate of Seller, by notice to the Company specifying the intended method or methods of disposition of such Registrable Securities and an amount to be sold of not less than the lesser of $35 million, and that number of Registrable Securities that represents five percent (5%) of the issued and outstanding shares of Common Stock prior to such Underwritten Offering (the “Minimum Offering Size”), as soon as reasonably practicable following such written request (a “Shelf Takedown Request”) by Seller and/or an Affiliate of Seller (the “Demanding Holder” or “Demanding Holders”) that the Company effect an Underwritten Offering of all or a portion of such Registrable Securities (a “Shelf Takedown”), the Company shall amend or supplement the Shelf Registration Statement and/or prepare a prospectus supplement to the Shelf Registration Statement for such purpose. Seller and Seller's Affiliates shall be entitled to no more than two (2) Shelf Takedown Requests during any twelve month period, and no more than three (3) Shelf Takedown Requests in the aggregate. If a Shelf Takedown is commenced but terminated prior to the pricing thereof for any reason, such Shelf Takedown will not be counted pursuant to this Section 2.1(c).

(d)    Procedures for Shelf Takedowns. All determinations as to whether to complete any Shelf Takedown and as to the timing, manner, price and other material terms of any Shelf Takedown, including whether to conduct the Shelf Takedown as a firm commitment offering or a block trade, shall be determined by the Demanding Holders; provided, however, that the terms of the underwriting agreement with respect to any Shelf Takedown shall be reasonably acceptable to the Company (with the Company’s consent thereto not to be unreasonably withheld, conditioned or delayed) and the underwriters, and, for the avoidance of doubt, terms of an underwriting agreement that are generally consistent with those for substantially similar offerings shall be deemed to be so reasonably acceptable. In connection with any Underwritten Offering under this Section 2.1, the Demanding Holders shall be entitled to select the Managing Underwriter and other underwriters; provided, that such Managing Underwriter and other underwriters shall be reasonably acceptable to the Company, with the Company’s consent thereto not to be unreasonably withheld, conditioned or delayed. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder shall be obligated to enter into an underwriting agreement with the underwriters which contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of equity securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required by the Managing Underwriter. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an Underwritten Offering, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that (i) such withdrawal must be made at least one Business Day prior to the proposed time of pricing of such Underwritten Offering to be effective; (ii) such withdrawal shall be irrevocable and, after making such withdrawal, such Selling Holder shall no longer have any right to include Registrable Securities in the Underwritten Offering as to which such withdrawal was made and (iii) notwithstanding anything herein to the contrary, such Selling Holder shall reimburse the Company for all fees and expenses attributable to such Selling Holder incurred by the Company.

(e)    Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may (w) delay the filing of a Shelf Registration Statement required by Section 2.1(a), (x) upon reasonable written notice to any Selling Holder whose Registrable Securities are included in the Shelf Registration Statement and who is in possession of material non-public information related to the Company, suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement), (y) delay complying with a Shelf Takedown Request, or (z) delay ATM Sales, as applicable, (A) during the Company’s quarterly blackout period that is applicable to the Company’s directors and executive officers generally or (B) if (i) the Company is pursuing a financing, acquisition, merger, reorganization, disposition or other similar transaction or a material event or occurrence has occurred with respect to the Company that has not been disclosed to the public and (ii) the Company determines in good faith that the disclosure of such transaction or event at such time would be detrimental to the Company or the holders of its Common Stock; provided, however, that in no event shall the Company’s obligation to file a Shelf Registration Statement pursuant to Section 2.1(a), a Selling Holder’s right to sell Registrable Securities, or the Company’s obligation to conduct ATM Sales or comply with a Shelf Takedown Request be suspended pursuant to clause (B) more than twice and for a period that exceeds an aggregate of 90 days, in each case, in any 365 day period or with respect to any individual suspension, for a period that exceeds 60 consecutive days. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement. For the avoidance of doubt, any transactions completed under the Purchase Agreement or in any Related Agreements are excluded from this Section 2.1(e).

Section 2.2    Piggyback Registration.

(a)    Participation. If the Company proposes to file (A) a registration statement under the Securities Act providing for the public offering of Common Stock, for its own account or for the account of a selling stockholder, for sale to the public in an Underwritten Offering, excluding a registration statement on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto), a registration statement for the sale of Common Stock issued upon conversion of debt securities or any other form not available for registering the Registrable Securities for sale to the public, or (B) a prospectus supplement to an effective Shelf Registration Statement, so long as the Company is a WKSI at such time or, whether or not the Company is a WKSI, so long as the Registrable Securities were previously included in the underlying Shelf Registration Statement, then, in each case with respect to an Underwritten Offering of Common Stock, the Company will notify each Holder of the proposed filing as soon as practicable, but not less than fourteen (14) days, before the anticipated filing, and afford each Holder an opportunity to include in such Underwritten Offering all or any part of the Registrable Securities then held by such Holder (the “Included Registrable Securities”) that may properly be offered on such registration statement (a “Piggyback Registration”). Each Holder of Registrable Securities agrees that the fact that such a notice has been delivered shall constitute confidential information and such Holder agrees not to disclose that such notice has been delivered or effect any public sale or distribution of Common Stock until the earlier of (i) the date that the applicable registration statement or prospectus supplement has been filed with the Commission and (ii) 20 days after the date of such notice. Each Holder desiring to include in such Piggyback Registration all or part of such Registrable Securities held by such Holder that may be included in such Piggyback Registration shall, within five Business Days after receipt of the above-described notice from the Company in the case of a filing of a registration statement and within two Business Days after the day of receipt of the above-described notice from the Company in the case of a filing of a prospectus supplement to an effective Shelf Registration Statement with respect to a Piggyback Registration, so notify the Company in writing (such notice, a “Piggyback Notice”), and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such Piggyback Registration and provide the Company with such information with respect to such Holder as shall be reasonably necessary in order to assure compliance with federal and applicable state securities Laws. If no request for inclusion from a Holder is received within the time period specified in this Section 2.2(a), such Holder shall have no further right to participate in such Piggyback Registration. For the avoidance of doubt, the Company shall not be required to register any Registrable Securities upon the request of any Holder pursuant to a Piggyback Registration, or to permit the related prospectus or prospectus supplement to be used, in connection with any offering or transfer of Registrable Securities by a Holder other than pursuant to an Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to each Holder that has delivered a Piggyback Notice and (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Holder may deliver written notice (a “Piggyback Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Piggyback Opt-Out Notice in writing. Following receipt of a Piggyback Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not be required to deliver any notice to such Holder pursuant to this Section 2.2(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by the Company pursuant to this Section 2.2(a).

(b)    Priority of Piggyback Registration. If the Managing Underwriter of any proposed Underwritten Offering of shares of Common Stock included in a Piggyback Registration advises the Company that the total shares of Common Stock which the Selling Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of Common Stock offered or the market for the Common Stock, then the Common Stock to be included in such Underwritten Offering shall include the number of shares of Common Stock that such Managing Underwriter advises the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company and (ii) second, pro rata among the Selling Holders and any other Persons who have been or are granted registration rights on or after the date of this Agreement who have requested participation in the Piggyback Registration (based, for each such Selling Holder or other Person, on the percentage derived by dividing (A) the number of shares of Common Stock proposed to be sold by such Selling Holder or such other Person in such offering; by (B) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all such other Persons in the Piggyback Registration).

(c)    General Procedures. In connection with any Underwritten Offering under this Section 2.2, the Company shall be entitled to select the Managing Underwriter and other underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder shall be obligated to enter into an underwriting agreement with the underwriters which contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of equity securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement (including agreeing to any lock-up agreement with respect to Registrable Securities contained therein; provided, that such lock-up agreement shall not be for a period greater than 60 days or that which applies to the executive officers and directors of the Company with respect to such Underwritten Offering) and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an Underwritten Offering, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that such withdrawal must be made at least one Business Day prior to the time of pricing of such Underwritten Offering to be effective. No such withdrawal or abandonment shall affect the Company’s obligation to pay Registration Expenses.

(d)    Delivery of Warrants in lieu of Registrable Securities. Notwithstanding anything to the contrary in this Agreement, in connection with any Underwritten Offering under Article II of this Agreement, the Company will reasonably cooperate with a Selling Holder in seeking to arrange with an underwriter for such Selling Holder, in lieu of (and in satisfaction of its obligation to deliver) the Registrable Securities being sold by such Selling Holder, to deliver to the underwriters the number of Warrants that are exercisable for the number of Registrable Securities to be sold by such Selling Holder in such Underwritten Offering or to arrange for such number of Warrants to be exercised such that Registrable Securities may be delivered to such underwriter.

Section 2.3    Sale Procedures. In connection with its obligations under this Article II, the Company will, as promptly as practicable:

(a)    subject to Section 2.1(b), prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep a Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Shelf Registration Statement and Shelf Takedown in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the prospectus;

(b)    furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), upon request, copies of reasonably complete drafts of all such documents proposed to be filed (excluding exhibits and any document incorporated by reference therein), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing such Shelf Registration Statement or such other registration statement and the prospectus included therein or any such supplement or amendment thereto, and (ii) such number of copies of such Shelf Registration Statement or such other registration statement and the prospectus included therein and any such supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or any other registration statement;

(c)    if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request, provided that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d)    promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus included therein or any amendment or supplement thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, in each case other than an Automatic Shelf Registration Statement, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to such Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(e)    immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplemental amendment thereto, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice but subject to Section 2.1(e), the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(f)    otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the Effective Date of such registration statement, which earnings statement shall satisfy the provisions of Section l1(a) of the Securities Act and Rule 158 promulgated thereunder;

(g)    make available to the appropriate representatives of the Selling Holders access to such information and the Company personnel as is reasonable and customary to enable such parties and their representatives to establish a due diligence defense under the Securities Act; provided that the Company need not disclose any non-public information to any such representative unless and until the Selling Holders and such representatives have entered into a confidentiality agreement with the Company;

(h)    in connection with any Underwritten Offering pursuant to Section 2.1 or Section 2.2, (i) use all commercially reasonable efforts to procure customary legal opinions and auditor “comfort” letters; (ii) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the Managing Underwriter of such offering; and (iii) if the amount of securities included in such Underwritten Offering are in excess of the Minimum Offering Size, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations, including by videoconference, that may be reasonably requested by the Managing Underwriter; provided, however, that such presentations shall not require management to travel and, unless such Underwritten Offering is for an amount of Registrable Securities of not less than the lesser of $50 million and that number of Registrable Securities that represents seven percent (7%) of the issued and outstanding shares of Common Stock prior to such Underwritten Offering, management shall not be obligated to participate in any individual meetings with investors;

(i)    cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed; provided, that nothing herein shall prevent the Company from consummating a transaction in which the Common Stock ceases to be listed on a securities exchange;

(j)    use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(k)    provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the Effective Date;

(l)    if reasonably requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities by such Selling Holder, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and

(m)    otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Selling Holders, in connection with any sale of the Shares and any sale of the Warrants.

Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.3 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies in its possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus and any prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

Section 2.4    Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in the Shelf Registration Statement or in an Underwritten Offering under Article II of this Agreement if such Selling Holder has failed to timely furnish such information that the Company determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.5    Restrictions on Public Sale by Holders of Registrable Securities. In order to enforce the lock-up provisions pursuant to Section 2.2(c), the Company shall have the right to impose stop transfer instructions with respect to the Registrable Securities (and the securities of every other Person subject to the foregoing restriction) until the end of such lock-up period.

Section 2.6    Expenses.

(a)    Certain Definitions. “Registration Expenses” means all out-of-pocket expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration Statement and Shelf Takedown pursuant to Section 2.1 or a Piggyback Registration pursuant to Section 2.2, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance. The Company shall not be responsible for the legal fees and disbursements incurred by Holders in connection with the exercise of such Holders’ rights hereunder. In addition, the Company shall not be responsible for any “Selling Expenses,” which means all underwriting fees, discounts and selling commissions or broker or similar commissions or fees, and transfer taxes allocable to the sale of the Registrable Securities.

(b)    Expenses. The Company will pay all Registration Expenses in connection with a Shelf Registration Statement, Shelf Takedown or a Piggyback Registration, whether or not any sale is made pursuant to such Shelf Registration Statement, Shelf Takedown or Piggyback Registration. Each Selling Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

Section 2.7    Indemnification.

(a)    By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees, partners and agents and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees, partners and agents, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors, officers, employees, partners and agents and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement or such other registration statement, or prospectus supplement, as applicable.

(b)    By Each Selling Holder. Each Selling Holder agrees to, severally and not jointly, indemnify and hold harmless the Company, its directors, officers and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of each such Selling Holder shall be limited to the net proceeds received by such Selling Holder from the sale of Registrable Securities of such Selling Holder to which such Losses relate.

(c)    Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.7(c) except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.7(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete release from liability of, and does not contain any admission of wrong doing by, the indemnified party.

(d)    Contribution. If the indemnification provided for in this Section 2.7 is held by a court or government agency of competent jurisdiction to be unavailable to the Company or any Selling Holder or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission: provided, however, that the liability of any Selling Holder under this Section 2.7 shall be limited to the amount of the net proceeds received by such Selling Holder in such sale of its Registrable Securities giving rise to such liability. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)    Other Indemnification. The provisions of this Section 2.7 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.8    Transfer or Assignment of Registration Rights. The right to cause the Company to register Registrable Securities granted to Seller by the Company, (X) with the Company’s consent (not to be unreasonably withheld, conditioned or delayed), under Section 2.1(c) and Section 2.1(d), and (Y) under this Article II, other than the rights set forth in Section 2.1(c) and Section 2.1(d), may be transferred or assigned by Seller to any transferee(s) or assignee(s) of any Warrants or any Registrable Securities (collectively, the “Transferees”). Any Transferee that holds at least 5% of the total number of Warrants included within the Warrant Consideration shall have the rights to Shelf Registration provided in Section 2.1(a) and Piggyback Registration provided in Section 2.2. In addition, all or any portion of the rights and obligations of Seller under this Agreement may be transferred or assigned by Seller to any Affiliate of Seller. The Company shall be given written notice prior to any such transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and each such transferee shall assume in writing responsibility for its obligations under this Agreement.

Section 2.9    Transfer Restrictions. Without the prior written approval of the Company, no Holder shall, directly or indirectly, sell, offer or agree to sell, or otherwise transfer, or loan or pledge (other than a pledge in connection with a bona fide third party debt financing), through swap or hedging transactions, or grant any option to purchase, make any short sale or otherwise dispose of (“Transfer”) any Warrants or Shares to (a) any Person on Exhibit 2.9 hereto, or (b) any Person who after giving effect to such Transfer and, to the Transferring Holder’s knowledge, would own 5% or more of the outstanding shares of Common Stock (other than any Person entitled to file a Schedule 13G with respect to the Common Stock pursuant to Rule 13d-1(b)(1) under the Exchange Act); provided, however, that this Section 2.9 shall not apply to (A) a Transfer to an Affiliate of such Holder, (B) any Transfer effected through an open market transaction in which the transferee’s identity is not known to such Holder, or (C) any Transfer to the acquiror in a transaction that has been recommended by the Company’s board of directors and that contemplates the acquisition by such acquiror of more than 50% of the Company's equity securities (whether by merger, consolidation, business combination, tender or exchange offer, recapitalization, restructuring, sale, equity issuance, or otherwise). Any attempt to Transfer any Shares in violation of this Section 2.9 shall be null and void ab initio and no right, title or interest therein or thereto shall be Transferred to the purported Transferee. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such attempted Transfer on its records. The Company may, by written notice to the Holders, acting reasonably and in good faith, amend this Section 2.9 without the consent of any Holder to add thereto any Person not set forth thereon that becomes a Competitor after the date hereof. Any such amendment shall become effective on the tenth Business Day after delivery thereof to the Holders by the Company.

Section 2.10    Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

Section 2.11    Affiliate Status. Based on the information available to the Company and Seller as of the date of this Agreement, both the Company and Seller agree that Seller is not an affiliate (as such term is defined under Rule 144 and Rule 405 promulgated under the Securities Act) of the Company solely as a result of, and immediately following, completion of the transactions contemplated by the Purchase Agreement or any of the Related Agreements, including this Agreement.

Section 2.12    ATM sales by the Company. If requested in writing by Seller, the Company shall, within five (5) Business Days of receiving such request, use commercially reasonable efforts to offer and sell shares of Common Stock under its Current ATM Program, and shall use the net proceeds (net of any fees payable to the agent under such at-the-market program) from such sales to buy from Seller that number of Warrants that are exercisable for the number of shares of Common Stock so sold under the Current ATM Program (such sales, “ATM Sales”). Any request by Seller under this Section 2.12 shall constitute a binding agreement with the Company to sell such number of Warrants to the Company in exchange for such net proceeds, shall be irrevocable once delivered to the Company and shall specify the number of shares of Common Stock and the minimum sale price thereof to be sold under the Current ATM Program. Once aggregate sales of shares of Common Stock under the Current ATM Program reach the maximum aggregate offering amount under the Current ATM Program, if requested in writing by Seller, the Company shall, within thirty (30) days of receiving such request, use commercially reasonable efforts to either amend the Current ATM Program or otherwise do all such things and execute all such agreements or instruments to institute a new at-the-market program to effect the offer and sale of shares of Common Stock in the manner contemplated by this Section 2.12. Notwithstanding anything herein to the contrary, (a) the Company’s obligations under this Section 2.12 shall be subject to any restrictions imposed by the terms of the agreements governing the Company’s debt securities and facilities, applicable law and, for a period not exceeding three Business Days, prevailing market conditions and (b) this Section 2.12 shall be inapplicable, and of not force or effect, and the Company shall have no obligation to conduct ATM sales if the Warrant Agreement executed by the parties thereto includes the Alternative Warrant Exercise (as defined in the Warrant Agreement) right and related provisions.

ARTICLE III
MISCELLANEOUS

Section 3.1    Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, e-mail, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a)	If to Seller:

c/o Swire Pacific Limited
33/F, One Pacific Place
88 Queensway, Admiralty, HKSAR
Attention: Company Secretary
E-mail: [Personal Information Redacted]

with a copy (which shall not constitute notice) to:

Holland & Knight LLP
31 West 52nd St.
New York, New York 10019
Attention: Arman J. Kuyumjian
E-mail: [Personal Information Redacted]

(b)	If to the Company:
Tidewater Inc.
842 West Sam Houston Parkway North, Suite 400
Houston, TX 77024
Attention: Daniel A. Hudson, Executive Vice President, General Counsel and Secretary
E-mail: [Personal Information Redacted]

with a copy (which shall not constitute notice) to:

Vinson & Elkins LLP
845 Texas Avenue
Suite 4700
Houston, Texas 77002
Attention: Stephen M. Gill
Michael S. Telle
John J. Michael
E-mail: [Personal Information Redacted]

or, if to a transferee of a Seller, to the transferee at the address provided pursuant to Section 2.8. All notices and communications shall be deemed to have been duly given:  at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt if sent via e-mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 3.2    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.3    Assignment of Rights. All or any portion of the rights and obligations of any Seller under this Agreement may be transferred or assigned by Seller in accordance with Section 2.8.

Section 3.4    Recapitalization (Exchanges, etc. Affecting the Common Stock). The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.

Section 3.5    Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Selected Courts, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

Section 3.6    Counterparts. This Agreement may be executed in two or more counterparts (including by means of facsimile and electronically transmitted portable document format (pdf) signature pages), all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

Section 3.7    Governing Law, Submission to Jurisdiction. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns against the other party shall be brought and determined in the Court of Chancery of the State of Delaware (or, only if such court declines to accept jurisdictions over a particular matter, then in the United States District Court for the District of Delaware, or, if jurisdiction is not then available in the United States District Court for the District of Delaware (but only in such event), then in any court sitting of the State of Delaware in New Castle County) and any appellate court from any of such courts (in any case, the “Selected Court”), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the Selected Courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the Selected Courts, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the Selected Courts as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 3.8    Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.9    Severability of Provisions. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 3.10    Entire Agreement. This Agreement and the Purchase Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof.

Section 3.11    Amendment. Except as set forth in Section 2.9, this Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of the Company and the Holder(s) of a majority of the Registrable Securities.

Section 3.12    No Presumption Against the Drafting Party. The Company and Seller acknowledge that each party to this Agreement has been represented by legal counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

Section 3.13    Interpretation. When a reference is made in this Agreement to a Section or Article such reference shall be to a Section or Article of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for convenience or reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIDEWATER INC.

By: /s/ Daniel A. Hudson

Name: Daniel A. Hudson
Title: Executive Vice President, General Counsel & Secretary

BANYAN OVERSEAS LIMITED

By: /s/ Martin James Murray

Name: Martin James Murray
Title: Director

Signature Page to Registration Rights Agreement

Exhibit 2.9

Omitted pursuant to Item 601(a)(5) of Regulation S-K.